UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2016 (January 27, 2016)

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36056 (Commission File Number)	94-3156479 (I.R.S. Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of principal executive offices)

(781) 565-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

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Item 5.02 Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Amendment and Restatement of the Amended and Restated 2000 Plan

On January 27, 2016, Nuance Communications, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the Company’s Amended and Restated 2000 Plan (the “2000 Plan”). The primary purposes of the modifications to the 2000 Plan were to (i) increase the authorized number of shares for issuance under the 2000 Plan by 1,300,000 shares and (ii) provide that upon exercise of stock appreciation rights the 2000 Plan share reserve will be reduced by the full number of shares exercised regardless of the number of shares of common stock actually issued in such payment.

The material terms of the 2000 Plan are summarized on pages 71-78 of the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 17, 2015 (the "Proxy Statement"), which description is incorporated by reference herein. This description is qualified in its entirety by reference to the Amended and Restated 2010 Plan, a copy of which is included as Annex A to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders
On January 27, 2016, at the Annual Meeting, the stockholders cast their votes on the following four proposals as follows:

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Proposal 1: To elect nine members of the Company’s Board of Directors:

Nominee	For	Withheld	Broker Non-Votes
Paul A. Ricci	228,444,746	9,335,400	44,189,315
Robert J. Finocchio	235,874,548	1,905,598	44,189,315
Robert J. Frankenberg	158,441,168	79,338,978	44,189,315
Brett Icahn	236,093,015	1,687,131	44,189,315
William H. Janeway	222,733,524	15,046,622	44,189,315
Mark R. Laret	233,055,324	4,724,822	44,189,315
Katharine A. Martin	223,932,743	13,847,403	44,189,315
Philip J. Quigley	224,913,654	12,866,492	44,189,315
David S. Schechter	236,105,612	1,674,534	44,189,315

Proposal 2: To approve the Company’s Amended and Restated 2000 Stock Plan:

For	Against	Abstain	Broker Non-Votes
199,563,277	36,838,874	1,377,995	44,189,315

Proposal 3: To approve a non-binding advisory vote on executive officer compensation:

For	Against	Abstain	Broker Non-Votes
77,599,305	158,850,436	1,330,405	44,189,315

Proposal 4: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016:

For	Against	Abstain
280,157,950	1,380,380	431,131

For more information about the foregoing proposals, see the Company’s definitive proxy statement dated December 17, 2015.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
Date: February 2, 2016	By:	/s/ Daniel D. Tempesta
Daniel D. Tempesta
Executive Vice President and Chief Financial Officer